UNITED CAPITAL INVESTMENT CORP.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 1997 AND 1996

                              FINANCIAL STATEMENTS



                                Table of Contents                           Page


Independent Auditor's Report ................................................  1

Statements of Assets and Liabilities of United Capital
     Investment Corp. as of December 31, 1997 and 1996 ......................  2

Statements of Operations for the years ended
     December 31, 1997, 1996 and 1995 .......................................  4

Statements of Cash Flows for the years ended
     December 31, 1997, 1996 and 1995 .......................................

Statements of Stockholders' Equity for the years ended
     December 31, 1997, 1996 and 1995 .......................................  6

Notes to the Financial Statements ...........................................  7

Schedule of Portfolio Investments ........................................... 13

Selected Per Share Data and Ratios .......................................... 14

Board of Directors
United Capital Investment Corp.

                          Independent Auditors' Report

     We have audited the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), including the schedule of portfolio investments, as of December 31, 1997 and 1996 and the related statements of operations, cash flows and stockholders' equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provides for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $3,619,838 and $3,662,999 (173% and 172% of the net assets), whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from values that would have been used had a ready market for the securities existed, and the differences could be material.

     In our opinion, the financial statements referred to above, present fairly, in all material respects, the Company's financial position as of December 31, 1997 and 1996 and the results of its operation and its cash flows for the three years then ended in conformity with generally accepted accounting principles.





February 13, 1998

Certified Public Accountants

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                                     ASSETS


                                                                     December 31
                                                                  1997          1996
                                                               -----------    -----------


Loans Receivable - Long Term Portion (Note 2)                  $ 3,647,254    $ 3,690,880
     Less:  Unrealized Depreciation on Loans Receivable            (27,416)       (27,881)
                                                               -----------    -----------
                                                                 3,619,838      3,662,999


     Less:  Current Maturities - Loans Receivable                  506,777        519,243
                                                               -----------    -----------

          Total Loans Receivable - Net of Current Maturities     3,113,061      3,143,756
                                                               -----------    -----------

Current Assets:
     Cash                                                        1,558,413      1,487,354
     Accrued Interest Receivable                                    30,700         27,687
     Current Maturities - Loans Receivable (Note 2)                506,777        519,243
     Other Assets                                                   53,477         60,398
                                                               -----------    -----------

          Current Assets                                         2,149,367      2,094,682
                                                               -----------    -----------

          Total Assets                                         $ 5,262,428    $ 5,238,438
                                                               ===========    ===========


                      See Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                       December 31
                                                                    1997         1996
                                                                 ----------   ----------
Long Term Debt:
     Debenture Payable to SBA (Note 4)                           $1,800,000   $1,800,000
     Class B, 4% Cumulative, 15 Year Redeemable
       Preferred Stock (Note 5)                                     900,000      900,000
                                                                 ----------   ----------

          Total Long Term Debt                                    2,700,000    2,700,000
                                                                 ----------   ----------

Current Liabilities
     Loans Payable - Credit Line (Note 3)                           350,000      350,000
     Accrued Interest Payable                                        23,728       17,907
     Other Current Liabilities                                       35,871       19,441
     Accrued SBA Dividends                                           72,000       36,000
                                                                 ----------   ----------

          Total Current Liabilities                                 481,599      423,348
                                                                 ----------   ----------

          Total Liabilities                                       3,181,599    3,123,348
                                                                 ----------   ----------

Commitments and Contingencies                                            --           --

Stockholders' Equity :(Notes 5, 6 and 8)
     Class A, 3% Cumulative Preferred Stock, $1,000 Par Value;
     1,000 Shares Authorized                                             --           --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
     $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
     Issued and Outstanding (See Long Term Debt and Note 5)              --           --

Restricted Capital                                                   96,791      224,339

Common Stock, $.01 Par Value; 300,000 Shares Authorized:
     199,000 Shares Issued and Outstanding                            1,990        1,990

Additional Paid in Capital                                        1,969,702    1,842,154
Retained Earnings                                                    12,346       46,607
                                                                 ----------   ----------

          Total Stockholders' Equity                              2,080,829    2,115,090
                                                                 ----------   ----------

          Total Liabilities and Stockholders' Equity             $5,262,428   $5,238,438
                                                                 ==========   ==========


                      See Notes to the Financial Statement

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                     1997       1996       1995
                                                   --------   --------   --------
Revenue:
     Interest Earned on Outstanding Receivables    $409,898   $366,559   $412,245
     Interest Income on Idle Funds                   82,833     51,991     52,879
     Other Income                                    15,527     10,171      3,560
                                                   --------   --------   --------

          Total Revenue                             508,258    428,721    468,684
                                                   --------   --------   --------

Expenses:
     Interest                                       164,292    117,448    111,288
     Officers Salaries                              140,004    140,004    140,004
     Professional Fees                               30,393     36,323     31,650
     Insurance Expense                               21,644     19,632     19,523
     Pension Expense                                 14,000     14,000     14,000
     Payroll and Other Taxes                         10,469     10,523      9,582
     Depreciation and Amortization                    6,921        955      1,598
     Other Operating Expenses                        40,404     42,240     36,147
                                                   --------   --------   --------

          Total Expenses                            428,127    381,125    363,792
                                                   --------   --------   --------

          Net Investment Income                      80,131     47,596    104,892

          Unrealized Depreciation in Value of
            Investments and Bad Debt Write-Off       77,704        863       --
                                                   --------   --------   --------

          Net Income Before Taxes                     2,427     46,733    104,892
          Provision for Taxes                           688        704        721
                                                   --------   --------   --------

          Net Income                               $  1,739   $ 46,029   $104,171
                                                   ========   ========   ========

          Earnings Per Common Share (Note 2)       $    .01   $    .14   $    .35
                                                   ========   ========   ========


          Actual Dividends Paid Per Common Share   $   --     $    .27   $   --
                                                   ========   ========   ========



                      See Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF CASH FLOWS

                                                               Years Ended December 31
                                                           1997          1996            1995
                                                       -----------    -----------    -----------
Cash Flow from Operating Activities:
     Net Income                                        $     1,739    $    46,029    $   104,171
     Depreciation and Amortization                           6,921            955          1,598
     (Increase) Decrease in Accrued Interest                (3,013)         2,949          6,209
     (Increase) in Other Assets                                 --        (49,649)        (2,471)
     (Decrease) Increase in Accrued Liabilities             22,252          1,111        (11,471)
     Unrealized Depreciation in Value of Investments        77,704            864             --
     Dividends Paid and Accrued                            (36,000)       (85,885)       (32,667)
                                                       -----------    -----------    -----------

Net Cash Provided (Used) by Operating Activities            69,603        (83,626)        65,369
                                                       -----------    -----------    -----------

Cash Flows from Investing Activities:
     Loans Receivable Originated                        (1,458,280)    (1,398,550)      (877,500)
     Repayment of Loans Receivable                       1,423,736      1,267,820      1,160,664
                                                       -----------    -----------    -----------

Net Cash Provided (Used by) Investing Activities           (34,544)      (130,730)       283,164
                                                       -----------    -----------    -----------

Cash Flow From Financing Activities:
     Net Increase in Debentures Payable to SBA                  --        400,000             --
     Amortization of Restricted Capital                   (127,548)      (127,549)      (127,548)
     Increase in Additional Paid in Capital                127,548        127,549        127,548
     Increase (Decrease) in Accrued SBA Dividends           36,000        (48,667)        32,667
     Sale of  Class B, 4% Preferred Stock                       --             --        500,000
                                                       -----------    -----------    -----------

Net Cash Provided by Financing Activities                   36,000        351,333        532,667
                                                       -----------    -----------    -----------

Net Increase in Cash                                        71,059        136,977        881,200

Cash Balance - Beginning of Year                         1,487,354      1,350,377        469,177
                                                       -----------    -----------    -----------

Cash Balance - End of Period                           $ 1,558,413    $ 1,487,354    $ 1,350,377
                                                       ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information
   Cash Paid During the Year For:

     Interest                                          $   158,471    $   122,410    $   111,096
                                                       ===========    ===========    ===========

     Taxes                                             $       688    $       704    $       721
                                                       ===========    ===========    ===========



                      See Notes to the Financial Statement

                         UNITED CAPITAL INVESTMENT CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                       Years Ended December 31
                                                                  1997          1996           1995
                                                              -----------    -----------    -----------
Class A - See Balance Sheet                                   $        --    $        --    $        --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
   Issued and Outstanding (See Long Term Debt and Note 5)              --             --             --
                                                              -----------    -----------    -----------

Common Stock, $.01 Par Value, 300,000 Shares Authorized;
199,000 Shares Issued and Outstanding                               1,990          1,990          1,990
                                                              -----------    -----------    -----------

Additional Paid in Capital - Beginning of Period                1,842,154      1,714,605      1,587,057
Amortization of Restricted Capital                                127,548        127,549        127,548
                                                              -----------    -----------    -----------

Additional Paid in Capital - End of Period                      1,969,702      1,842,154      1,714,605
                                                              -----------    -----------    -----------

Restricted Capital
     Balance - Beginning of Period                                224,339        351,888        479,436
     Amortization of Restricted Capital                          (127,548)      (127,549)      (127,548)
                                                              -----------    -----------    -----------

     Balance - End of Period                                       96,791        224,339        351,888
                                                              -----------    -----------    -----------

Retained Earnings
     Balance, Beginning of Period                                  46,607         86,463         14,959
     Net Income                                                     1,739         46,029        104,171
     Less:  Dividends Paid and Accrued to the SBA                 (36,000)       (85,885)       (32,667)
                                                              -----------    -----------    -----------

     Balance End of Period                                         12,346         46,607         86,463
                                                              -----------    -----------    -----------

     Total Stockholders' Equity                               $ 2,080,829    $ 2,115,090    $ 2,154,946
                                                              ===========    ===========    ===========


                      See Notes to The Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 1   ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA regulations.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of December 31, 1997, all investments made by the Company have been in the form of loans to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $27,416 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by business assets and real estate. See schedule for analysis of loan portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of December 31, 1997, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996




NOTE 2   SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $14,000 was included for the years ended December 31, 1997 and 1996.

Income Taxes

Tax provisions for the various periods were as follows:

                      December 31, 1997                              $   688
                      December 31, 1996                              $   704
                      December 31, 1995                              $   721

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period ending December 31, 1997. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividend.

NOTE 3   LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at a rate of 1% above the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE  3  LOANS PAYABLE - LINE OF CREDIT
(Continued)

The Company will pay a commitment fee of .5% per annum payable monthly on the unused balance of the credit line. There are no restrictions on advances under the agreement. The balance outstanding as of December 31, 1997 was $350,000.

                                                                        Maximum               Average
                                                  Weighted               Amount               Amount
                             Balance               Average            Outstanding           Outstanding
                              End of              Interest               During               During
         Date                 Period                Rate                 Period               Period
         ----                 ------                ----                 ------               ------
December 31, 1996            $350,000              4.875%               $350,000             $350,000
December 31, 1997             350,000              4.875%                350,000              350,000


NOTE 4   LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

On December 18, 1996, the Company issued a $1,400,000 subordinated Debenture to the SBA and paid off its previously issued subordinated debenture maturing on October 29, 1996 for $1,000,000.

As of December 31, 1997, long term debt to the Small Business Administration consisted of the following subordinated debentures:

                                          First            Second
Due Date                                        Five Years                  Principal Amount
--------                                        ----------                  ----------------
September 1, 2001                         5.33%            8.33%                  $  400,000
December 18, 2006                         7.08%            7.08%                   1,400,000
                                                                                  ----------

                                                                                  $1,800,000
                                                                                  ==========


NOTE 5   REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


NOTE 5   REDEEMABLE PREFERRED STOCK
(Continued)

The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption. Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock. On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt.

NOTE 6   PREFERRED STOCK

As of December 31, 1997 the Company was authorized to issue 4,000 shares of cumulative preferred stock, consisting of 1,000 shares of 3 percent cumulative preferred stock and a second class of 4 percent cumulative, 15 year redeemable preferred stock, $1,000 par value.

As of December 31, 1997, 900 shares of 4 percent preferred stock were issued to the SBA. Each share is entitled to receive 4 percent per annum. Dividends are not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends are paid to the SBA before any other payments are made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and accordingly will reduce the amounts available for distribution to the Company's shareholders. As of December 31, 1997, the Company was contingently liable to the SBA on the 4 percent redeemable preferred stock from January 1, 1996 to December 31, 1997 in the amount of $72,000.

NOTE 7   LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of December 31, 1997 are as follows:

Rental expense for the current period was $14,117. The lease expired on April 30, 1997, and was renewed for an additional three years, expiring April 30, 2000 with minimum annual rental costs of $13,860 per annum.

 NOTE 8  REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996



NOTE 8   REPURCHASE OF 3% PREFERRED STOCK
(Continued)

The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743. the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

NOTE 9   MANAGEMENT FEES

Effective February 9, 1993, the SBA approved the Company's request for an increase in total compensation to $160,200 retroactive to January 1, 1993.

NOTE 10  RELATED PARTY TRANSACTION

Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 11  FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintains an aggregate of approximately $1,052,943 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

NOTE 12  COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 13  SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately twenty eight percent (28%) of the Company's loan portfolio consists of loans made for the financing and purchase of Dry Cleaners and related equipment.

                         UNITED CAPITAL INVESTMENT CORP.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1997







                                                                                    Original
          Outstanding                   Number                                      Maturity             Balance
          Type of Loan                 of Loans             Interest Rate             Date             Outstanding
          ------------                 --------             -------------             ----             -----------
          Dry Cleaners                    13               10.00% - 16.25%        4 - 10 years         $ 1,031,795
          Food Stores                      6               12.00% - 15.00%         4 - 7 years             559,343
          Restaurants                      5               11.50% - 15.00%        4 - 15 years             395,932
          Deli - Grocery                   6               12.00% - 15.50%         4 - 7 years             251,191
          Taxi Cabs                        4                8.75% - 13.50%        4 - 15 years             248,326
          Beauty & Nail Salons             3               10.00% - 15.00%         4 - 7 years             192,846
          Manufacturers                    2                9.75% - 14.75%        4 - 15 years             199,440
          Medical Clinic                   2               10.00% - 15.00%        4 - 15 years             104,413
          Sporting Goods                   2               14.00% - 15.00%             4 years              69,688
          Herbs                            2               19.75% - 14.25%         4 - 5 years             250,000
          Clothing Store                   3               13.00% - 15.00%         4 - 5 years             130,206
          Sandwich Shop                    2               14.00% - 15.00%             4 years              71,840
          Photo Shop                       1                        15.00%             4 years              31,332
          Dental Lab                       1                        15.00%             4 years              31,402
          Art Supply                       1                        15.00%             4 years              29,132
          Bakery                           1                        14.00%             4 years              27,881
          Contractor                       1                        14.50%             5 years               8,868
          Laundromat                       1                       13.875%            10 years              13,619
                                        ----                                                          ------------
                                          56                                                          $  3,647,254
                                        ====                                                          ============

                         UNITED CAPITAL INVESTMENT CORP.
                            SUPPLEMENTARY INFORMATION
                            PER SHARE DATA AND RATIOS
                            FOR THE FIVE YEARS ENDED

                                                              December 31,
                                            1997       1996       1995       1994       1993
                                           ------     ------     ------     ------     ------
Per Share Data
Investment Income                          $ 2.55     $ 2.15     $ 2.36     $ 2.25     $ 2.49
Investment Expenses                         (2.15)     (1.91)     (1.84)     (2.09)     (2.30)
                                           ------     ------     ------     ------     ------


          Net Investment Income               .40        .24        .52        .16        .19

Net Realized and Unrealized Gains
     and Losses on Securities                (.39)        --         --       (.09)      (.11)

Dividends                                    (.18)      (.44)      (.17)      (.09)        --

Gain on Repurchase of Preferred Stock          --         --         --         --       2.98
                                           ------     ------     ------     ------     ------


Net Increase/Decrease in Net Asset Value     (.17)      (.20)       .35       (.02)      3.06

Net Asset Value - Beginning of Period      $10.62     $10.82     $10.47     $10.49     $ 7.43
                                           ------     ------     ------     ------     ------

Net Asset Value - End of Year              $10.45     $10.62     $10.82     $10.47     $10.49
                                           ======     ======     ======     ======     ======


Ratios
Ratio of Expenses to Average Net Assets      20.4%      17.9%      17.2%      20.9%      25.5%
                                           ======     ======     ======     ======     ======

Ratio of Net Investment Income to
     Average Net Assets                       3.8%       2.2%       4.9%        .6%       2.3%
                                           ======     ======     ======     ======     ======